EXHIBIT 10.1

EXECUTION COPY

Certain portions of this Exhibit have been redacted pursuant to Item 601(a)(6) of Regulation S-K and, where applicable, have been marked with “[***]” to indicate where redactions have been made.

TOP-UP SUBSCRIPTION AGREEMENT

This Top-Up Subscription Agreement, dated as of October 23, 2023 (this “Agreement”), is between IVANHOE ELECTRIC INC., a Delaware corporation (the “Company”), and SAUDI ARABIAN MINING COMPANY (MA’ADEN), a joint stock company existing under the laws of the Kingdom of Saudi Arabia (the “Purchaser”).

WHEREAS, (i) the Company and the Purchaser are parties to the Common Stock Subscription Agreement, dated as of May 15, 2023 (the “Initial Subscription Agreement”), and (ii) the Company and the Purchaser are parties to the Investor Rights Agreement, dated as of July 6, 2023, as amended from time to time (the “Investor Rights Agreement”).

WHEREAS, pursuant to Article III (Top-Up Right) of the Investor Rights Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, Common Shares in accordance with the provisions of the Investor Rights Agreement and this Agreement.

NOW THEREFORE, in consideration of the respective representations, warranties, covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Purchaser hereby agree as follows:

1. Subject to the terms of this Agreement, on October 31, 2023 (the “Closing Date”) the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, 1,513,650 Common Shares (the “Purchased Shares”), and the Purchaser shall pay to the Company the purchase price in the amount of $13.50 per Common Share and in the aggregate amount of $20,434,275 (the “Aggregate Purchase Price”) (the consummation of such purchase and sale, the “Closing”).

2. Closing and the obligation of the Purchaser to consummate the purchase of the Purchased Shares shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by the Purchaser in writing with respect to the Purchased Shares, in whole or in part, to the extent permitted by applicable law):

(a) the representations and warranties made in this Agreement by the Company that are qualified by materiality or Material Adverse Effect and the representation and warranty made by the Company in paragraph 5(a) shall be true and correct when made and as of the Closing Date, and all other representations and warranties of the Company shall be true and correct in all material respects when made and as of the Closing Date (except that representations and warranties of the Company made as of a specific date shall be required to be true and correct as of such date only);

(b) the completion of the Company’s underwritten offering (the “Offering”) of 13,629,629 Common Shares pursuant to the underwriting agreement by and among the Company and BMO Capital Markets Corp. and J.P. Morgan Securities LLC, as representatives of the several underwriters, dated September 14, 2023, shall have occurred before or concurrently with the Closing;

(c) since the date of this Agreement, there shall not have occurred a Material Adverse Effect (as defined in the Initial Subscription Agreement);

(d) the Purchased Shares shall be approved for listing on the NYSE American and conditionally approved for listing on the TSX prior to the Closing, subject to official notice of issuance in respect of the NYSE American and subject to compliance with all of the customary requirements of the TSX, including receipt of all documentation required by the TSX; and

(e) the Company shall have delivered, or caused to be delivered, to the Purchaser at the Closing, the Company’s closing deliveries described in paragraph 4(b).

3. Closing and the obligation of the Company to consummate the issuance and sale of the Purchased Shares to the Purchaser shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions with respect to the Purchaser (any or all of which may be waived by the Company in writing with respect to any Purchased Shares, in whole or in part, to the extent permitted by applicable law):

(a) the representations and warranties of the Purchaser contained in this Agreement that are qualified by materiality shall be true and correct when made and as of the Closing Date and all other representations and warranties of the Purchaser shall be true and correct in all material respects as of the Closing Date (except that representations and warranties of the Purchaser made as of a specific date shall be required to be true and correct as of such date only);

(b) the completion of the Offering shall have occurred before or concurrently with the Closing; and

(c) the Purchaser shall have delivered, or caused to be delivered, to the Company at the Closing the Purchaser’s closing deliveries described in paragraph 4(a).

4. On the Closing Date:

(a) the Purchaser shall deliver to the Company evidence of payment of the Aggregate Purchase Price in immediately available funds to the following bank account of the Company:

Bank Name:	[***]
Location:	[***]
ABA/ Routing #:	[***]
Swift Code:	[***]
Account Name:	[***]
Account Number:	[***]

Contact:	[***]
Telephone:	[***]

(b) the Company shall deliver to the Purchaser evidence of issuance of the Purchased Shares credited to book-entry accounts maintained by the Company’s transfer agent, bearing the legend or restrictive notation set forth below, free and clear of any liens, encumbrances and defects, other than transfer restrictions under applicable federal and state securities laws or under the Investor Rights Agreement. Subject to Section 5.6 of the Investor Rights Agreement, the book-entry account maintained by the transfer agent evidencing ownership of the Purchased Shares will bear the following legend or restrictive notation:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS, SET FORTH IN THE INVESTOR RIGHTS AGREEMENT, DATED AS OF JULY 6, 2023, BY AND AMONG IVANHOE ELECTRIC INC. AND SAUDI ARABIAN MINING COMPANY (MA’ADEN).”

5. The Company represents and warrants to the Purchaser as follows:

(a) Capitalization. The authorized capital stock of the Company consists of 750,000,000 shares, $0.0001 par value, of which 700,000,000 are Common Stock and 50,000,000 are preferred stock. As of the close of business on the date of this Agreement, there were 117,524,115 shares of Common Stock and no shares of preferred stock outstanding. The Purchased Shares will be duly authorized, validly issued, fully paid and non-assessable, and will be issued and sold in compliance with all federal and state securities laws.

(b) Initial Subscription Agreement Representations and Warranties. Except for the representations and warranties set forth in Section 3.02 of the Initial Subscription Agreement, which are superseded by Section 5(a) above, the representations and warranties of the Company in Article III (Representations and Warranties of the Company) of the Initial Subscription Agreement are true and correct on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, with the same force and effect as if expressly made on and as of the date hereof.

6. The Purchaser represents and warrants to the Company as follows:

(a) Except for the representations and warranties set forth in Section 4.13 of the Initial Subscription Agreement, which are superseded by Section 4(b) above, all representations and warranties set forth in Article IV (Representations and Warranties of the Purchaser) of the Initial Subscription Agreement are true and correct on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, with the same force and effect as if expressly made on and as of the date hereof.

(b) (i) It is not purchasing the Purchased Shares for the account or benefit of a “U.S. person” (as defined in Regulation S promulgated under the U.S. Securities Act (“Regulation S”)), and (ii) it will not engage in hedging transactions with respect to the Purchased Shares except in compliance with the U.S. Securities Act.

7. The Purchaser understands the Company will refuse to register any transfer of the Purchased Shares unless made in accordance with Regulation S, registration under the U.S. Securities Act or an available exemption from such registration requirements.

8. The provisions of Article V (Covenants), Article VI (Indemnification) and Article VII (Miscellaneous) of the Initial Subscription Agreement are hereby incorporated by reference mutatis mutandis as if set out in full herein.

9. Capitalized terms used herein (including in the Recitals) and not otherwise defined herein shall have the meaning ascribed to them in the Investor Rights Agreement.

10. Whenever a provision or a defined term of the Initial Subscription Agreement is incorporated by reference herein (including, without limitation, the references herein to Articles III and IV of the Initial Subscription Agreement), references in the provisions and defined terms so incorporated: (a) to the “Purchased Shares” shall be to the Purchased Shares hereunder; (b) to the “Common Stock” shall be to the Common Stock, as defined hereunder; (c) to “this Agreement” shall be to this Agreement; (d) to the “Operative Documents” shall include this Agreement; (e) to the “Closing” shall be to the Closing hereunder; (e) to the “Closing Date” shall be to the Closing Date hereunder; (f) solely in Section 3.09 (Undisclosed Liabilities) of the Initial Subscription Agreement, to “December 31, 2022” and “the Company’s annual report on Form 10-K for the year ended December 31, 2022” shall be to the date as of which the Company has filed its most recent annual report on Form 10-K or quarterly report on Form 10-Q, and to such annual report or quarterly report, respectively; (g) to the “Purchaser” shall be to the Purchaser hereunder; and (h) to a “party” shall be to a party to this Agreement, and all terms defined with reference to the foregoing terms shall be construed accordingly.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

IVANHOE ELECTRIC INC.:

By:	/s/ Taylor Melvin
Name:	Taylor Melvin
Title:	President and Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

SAUDI ARABIAN MINING COMPANY (MA’ADEN):

By:	/s/ Robert Wilt
Name:	Robert Wilt
Title:	CEO

[Signature Page to the Top-Up Subscription Agreement]